October 23, 1996


Via Facsimile (708) 317-4462                 Via Facsimile (708) 317-4462
ROCLAB Partners-I                            The Balcor Company
c/o The Balcor Company                       Bannockburn Lake Office Plaza
Bannockburn Lake Office Plaza                2355 Waukegan Road, Suite A-200
2355 Waukegan Road, Suite A-200              Bannockburn, Illinois 60015
Bannockburn, Illinois 60015                  Attention:  Alan Lieberman
Attention:  Ilona Adams

Via Facsimile (312) 902-1061
Katten Muchin & Zavis
525 West Monroe Street, Suite 1600
Chicago, Illinois 60661-3693
Attention:  Daniel J. Perlman, Esq.

     Re: Agreement of Sale dated September 9, 1996, as amended (the "Agreement") between Lincoln Property Company Southwest, Inc. ("Purchaser") and ROCLAB Partners-I ("Seller").

Gentlemen:

     We have enclosed for your review and execution a Third Amendment to Agreement of Sale and Escrow Agreement, extending the Closing Date and providing for reductions in the Purchase Price and certain revisions of the Earnest Money Depost. If you are willing to enter into the Third Amendment, please execute same and return it to the undersigned by facsimile.

     We have also enclosed a Due Diligence Termination Notice. If you are unwilling to enter into the enclosed Third Amendment, please accept this letter as our notice of termination of the Agreement as provided in Section 7.1 thereof. In that regard, we have enclosed a copy of the Due Diligence Termination Notice that is being sent with a copy this letter to the Escrow Agent and the Escrow Agent is hereby directed to accept such notice if not advised that the Third Amendment has been agreed upon prior to 5:00 p.m., October 23, 1996

     Thank you for your consideration in this matter.

                         Very truly yours,

                         LINCOLN PROPERTY COMPANY SOUTHWEST, INC.

                         By:   /s/ Todd M. Farrell
                              ---------------------------------------
                               Todd M. Farrell, Vice President

cc   Paul McLarty (via facsimile (404) 377-3658)
     Dan Charleston, Balcor (via facsimile (847) 317-4462)
     Seth Madorsky, Esq. (via facsimile (312) 902-1061)

Schedule 1

DUE DILIGENCE TERMINATION NOTICE


STATE OF GEORGIA    )
                    )    SS.
COUNTY OF FULTON    )



     The undersigned having been first duly sworn, does hereby affirm, depose and state that Lincoln Property Company Southwest, Inc., a Texas corporation, as Purchaser under that certain Agreement dated ____________, 1996, providing for the sale of property located in Atlanta, Georgia and known as Defoors Creek Apartments has terminated the Agreement pursuant to Paragraph 7.1 thereof.

     The undersigned demands return of all earnest money deposited under the Agreement pursuant to his right therein.

     IN WITNESS WHEREOF, the undersigned has executed this Affidavit on this 23rd day of October, 1996.


     `                        LINCOLN PROPERTY COMPANY
                              SOUTHWEST, INC., a Texas corporation


                              By:   /s/ Todd M. Farrell
                                   -----------------------------------
                              Name:     Todd M. Farrell
                                   -----------------------------------
                              Its:      Vice President
                                   -----------------------------------


Subscribed and sworn to before me, a Notary
Public in and for said County and State.

 /s/ Caron J. Williams
-------------------------------------
     Notary Public

My Commission Expires:  1-29-2000